SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                   FORM 8-K
                                CURRENT REPORT





                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934




                                August 21, 1997
                               (Date of Report)




                            STAR TECHNOLOGIES, INC.
              (Exact name of Registrant as Specified in Charter)





        Delaware                         0-13318                  93-0794452
(State or Other Jurisdiction      (Commission File No.)        (I.R.S. Employer
     of Incorporation)                                      Identification No.)





                   515 Shaw Road  Sterling, Virginia  20166
        (Address of principal executive offices)            (Zip Code)





                                (703) 689-4400
             (Registrant's telephone number, including area code)

Item 8.  Change in Fiscal Year

         On August 21, 1997, the Board of Directors of the registrant voted to change the registrant's fiscal year from March 31 to December 31, beginning with a short fiscal year ending on December 31, 1997. A transition report for the period from April 1, 1997 through December 31, 1997 will be filed on Form 10-K.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STAR TECHNOLOGIES, INC.


Dated:   August 28, 1997            /s/ Brenda A. Potosnak
                                    Brenda A. Potosnak
                                    Vice President of Finance and
                                    Administration, Secretary, Treasurer
                                    and Chief Financial Officer